Exhibit 99.2

• The U.S. automobile SAAR figure for January 2016 came in at 17.46M units, up from 16.63M units in January 2015. • TMS January 2016 sales totaled 161,283 units, a decrease of 4.7% from January 2015 volume, but up 3.3% on a daily selling rate (DSR) basis. • Lexus reported January 2016 sales of 20,933 units, a 9.5% decrease from January 2015 on volume, and down 2.0% on a daily selling rate (DSR) basis • North American production for January 2016 totaled 116,870 units, a volume decrease of 3.9% from January 2015. Source: Toyota, Bloomberg, Ward’s Automotive Group. Toyota Division represents Toyota and Scion vehicle sales. Scion sales for January 2016 totaled 5,099 units, up 38.2% from January 2015 Scion volume. TMS monthly results include fleet sales volume. ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR SALES (TMS), U.S.A. INC. MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights 3Q FY2016 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. sales Jan 2011 - Jan 2016 140,350 20,933 Toyota Motor Sales, U.S.A. Inc. January 2016 unit sales Toyota Division Lexus Jan-15 Jan-16 Jan-15 Jan-16 Camry 26,763 26,848 Corolla 27,357 22,362 Prius 12,244 9,311 RAV4 19,824 21,554 Tacoma 11,409 12,717 Toyota U.S. January 2016 unit sales - Toyota Division Top 5 makes Jan-15 Jan-16 Jan-15 Jan-16 RX 6,569 6,956 ES 4,080 3,400 IS 3,375 2,178 GS 1,679 1,298 GX 1,803 1,608 Toyota U.S. January 2016 unit sales - Lexus Division Top 5 makes Production (units) Q3 FY2015 Q3 FY2016 Japan 993,782 1,010,196 North America 485,986 464,441 Europe 149,551 151,774 Asia 438,890 413,349 Other‡ 127,318 105,680 Sales (units) Q3 FY2015 Q3 FY2016 Japan 497,933 492,258 North America 712,518 727,591 Europe 219,361 210,332 Asia 373,895 362,669 Other‡ 458,929 421,927 TMC consolidated financial performance Q3 FY2015 Q3 FY2016 Net Revenues ¥7,170,017 ¥7,339,882 Operating Income (Loss) 762,880 722,266 Net Income attributable to TMC (Loss) 600,027 627,965 TMC Consolidated Balance Sheet Current Assets ¥17,016,614 ¥18,179,547 Noncurrent finance receivables, net 9,478,700 9,160,158 Total Investments and other assets 11,217,219 11,734,030 Property, plant and equipment, net 9,009,691 9,849,256 Total Assets ¥46,722,224 ¥48,922,991 Liabilities ¥29,594,075 ¥30,297,149 Mezzanine equity ¥477,977 Shareholders' equity 17,128,149 18,147,865 Total Liabilities and Shareholders' Equity ¥46,722,224 ¥48,922,991 Operating Income (Loss) by geographic region Japan ¥424,810 ¥392,748 North America 183,755 150,750 Europe 33,274 20,515 Asia 107,698 134,834 Other‡ 29,341 25,028 Inter-segment elimination and/or unallocated amount -15,998 -1,609 Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • The increase in net income for the third quarter of fiscal 2016 was primarily due to a $264 million increase in total financing revenues driven by an increase in operating lease revenues and a $197 million gain on the sale of the commercial finance business, partially offset by a $255 million increase in depreciation on operating leases , a $116 million increase in interest expense , a $25 million increase in the provision for credit losses and a $25 million increase in provisions for income taxes. • Net charge - offs as a percentage of average gross earning assets increased from 0.32 percent at December 31, 2014 to 0.36 percent at December 31, 2015 due to increased default frequency, loss severity and lower recoveries. • Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets increased from 0.27% at December 31,2014 to 0.35% at December 31,2015. 1 TFS market share represents the percentage of total domestic TMS sales of new Toyota, Lexus and Scion vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor. * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries NORTH AMERICAN SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC), Toyota Credit de Puerto Rico Corp. (TCPR), and Toyota Credit Canada Inc. (TCCI)† maintain direct relationships with institutional commercial paper investors through its Sales & Trading team , providing each access to a variety of domestic and global markets through three, distinct 3(a)(3) programs. • For 3Q2016, TMCC and TCPR commercial paper programs ranged from approximately $26.2 billion to $29.0 billion, with an average outstanding balance of $27.2 billion. As of 12/31/2015, TMCC and TCPR commercial paper programs had a weighted average remaining maturity of 80 days. † TCCI and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES • In 2017, Toyota Financial Services plans to relocate its headquarters to Plano, Texas in order to join Toyota Motor Sales, U.S.A., Inc.; Toyota Motor Engineering & Manufacturing North America, Inc.; and Toyota Motor North America to create a single, state - of - the - art Toyota headquarters and pursue the One Toyota vision in North America. Please reference the Investor Relations section of toyotafinancial.com , for important information and filings. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances. We focus on providing simple, personal, and proactive service in the execution of all trades. * Figures above do not incorporate the Carrying Value Adjustments. 150 67 118 147 67 153 0 100 200 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle financing volume 3Q 2015 3Q 2016 63.3% 23.9% 88.1% 55.8% 20.9% 85.6% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of contracts subvened 3Q 2015 3Q 2016 59.8% 60.2% 3Q 2015 3Q 2016 TFS - Market Share 1 3Q 2015 3Q 2016 27.5 26.8 51.0 53.8 9.3 14.0 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 12/31/2014 12/31/2015 Amount ($billions) TMCC consolidated financial liabilities comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper U.S. dollars in millions TMCC financial performance 3Q 2015 3Q 2016 Total financing revenues $2,112 $2,376 Income before income taxes 492 552 Net Income 307 342 Debt-to-Equity Ratio 10.6x 10.3x 0.00% 0.25% 0.50% 3Q 2012 3Q 2013 3Q 2014 3Q 2015 3Q 2016 TMCC - Consumer credit performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets Sales and Trading Contacts Nicholas Ro | National Manager (310) 468 - 7758 nicholas_ro@toyota.com Jason Katzen | Region Manager (310) 468 - 3509 jason_katzen@toyota.com Jeffrey DeSilva | Funding & Liquidity Analyst (310) 468 - 1366 jeffrey_DeSilva@toyota.com Alec Small | Funding & Liquidity Analyst (310) 468 - 7431 alec_small@toyota.com Siva Vadlamannati | Funding & Liquidity Analyst (310) 468 - 3509 siva_vadlamannati@Toyota.com